                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

     WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 1997.


                                                  /s/ ORVAL M. ADAM
                                                 ---------------------
                                                      Orval M. Adam
                                                         Director

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

     WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 1997.


                                           /s/ WILFORD D. GODBOLD, JR.
                                        ---------------------------------
                                               Wilford D. Godbold, Jr.
                                                        Director

                               POWER OF ATTORNEY
                               -----------------

     WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

     WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February 1997.


                                             /s/ ROBERT D. KREBS
                                          -------------------------
                                                 Robert D. Krebs
                                                      Director

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

     WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 1997.


                                            /s/ DENIS E. SPRINGER
                                         ---------------------------
                                                Denis E. Springer
                                                     Director

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, SANTA FE PACIFIC PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

     WHEREAS, Santa Fe Pacific Pipelines, Inc. (the "General Partner") is the general partner of the Registrant; and

     WHEREAS, the undersigned holds the office in the General Partner as set forth below his name;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 1997.


                                               /s/ MICHAEL A. MORPHY
                                             ---------------------------
                                                   Michael A. Morphy
                                                        Director